VIA EDGAR

March 10, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Tax-Free Trust
File Nos. 002-72101/811-03174

Ladies and Gentlemen:

On behalf of Touchstone Tax-Free Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated February 19, 2015, to the Prospectus dated October 30, 2014, for the Touchstone Ohio Tax-Free Money Market Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated February 19, 2015 (Accession No. 0001104659-15-012158) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE TAX-FREE TRUST

/s/Jill McGruder

Jill McGruder

President